Exhibit 10.21

Execution Version

AMENDED AND RESTATED

EMPLOYEE ROLLOVER STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED EMPLOYEE ROLLOVER STOCK OPTION AGREEMENT (this “Rollover Agreement”), dated December 28, 2012, is by and among Ancelux Topco S.C.A., a société en commandite par actions, organized and existing under the laws of the Grand Duchy of Luxembourg (“Parent”), Global Generations International Inc., a Delaware corporation (“US Holdco”) and the individual whose name is set forth on Appendix A hereto (the “Optionee”).

WHEREAS, the Optionee holds one or more options to purchase shares of common stock of Ancestry.com Inc., a Delaware corporation (the “Company”), pursuant to one or more of the MyFamily.com Inc. 2004 Executive Stock Option Plan (the “2004 Plan”), the Generations Holdings Inc. 2008 Stock Purchase and Option Plan (the “2008 Plan”) and the Ancestry.com Inc. 2009 Stock Incentive Plan (the “2009 Plan,” and, together with the 2004 Plan and the 2008 Plan, the “Plans”). Certain nonqualified stock options (“NSOs”) and incentive stock options (“ISOs”) held by the Optionee will continue in accordance with this Rollover Agreement upon and following the consummation of the transactions contemplated under the Merger Agreement (as defined below). Each such NSO and ISO is set forth under the column entitled “Option Shares” in Table I on Appendix A and is herein referred to as a “Rollover NSO” or “Rollover ISO”, respectively (and each a “Rollover Option”);

WHEREAS, US Holdco, Global Generations Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of US Holdco (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of October 21, 2012 (the “Merger Agreement”), pursuant to which, on the terms and conditions set forth in the Merger Agreement, Merger Sub shall merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), and as a wholly-owned direct and indirect Subsidiary of US Holdco and Parent, respectively;

WHEREAS, in connection with the Merger Agreement, US Holdco and the Optionee entered into the Employee Rollover Stock Option Agreement, dated October 21, 2012 (the “First Rollover Agreement”); and

WHEREAS, US Holdco and the Optionee now desire to amend and restate the First Rollover Agreement and Parent desires to become a party to this Rollover Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the undersigned parties hereto agree to the terms and conditions contained herein.

1. General.

(a) Exchange. In connection with the Merger, subject to the modifications and upon the terms and conditions set forth herein, the Rollover Option(s) shall be exchanged at the Closing (as defined in the Merger Agreement) as follows: (i) Rollover NSOs shall be exchanged for option(s) (“Parent Option(s)”) to purchase a number of Investor Interests in

Parent as set forth in Section 2(a) hereof and (ii) Rollover ISOs shall be exchanged for option(s) (“US Holdco Option(s)” and, together with the Parent Options, the “New Options”) to purchase a number of shares of common stock of US Holdco (“US Holdco Stock”) as set forth in Section 3(a) hereof.

(b) Assumption of Plans and Agreements.

(i) Each of the option agreement(s) pursuant to which the Rollover Option(s) were granted (the “Original Option Agreement(s)”), as modified by this Rollover Agreement, will be assumed by Parent or US Holdco, as applicable (the “Applicable Entity”) by action of the Applicable Entity’s board of directors (as applicable, the “Board”) as of the Closing Date (as defined in the Merger Agreement). In addition, (x) Parent shall assume each of the Plans and (y) US Holdco shall assume the 2008 Plan.

(ii) Upon and following the Closing, references to the “Company” in each of the Plans and the Original Option Agreement(s) shall be deemed to refer to the Applicable Entity. Obligations of the Company under the Original Option Agreement(s), as modified by this Rollover Agreement, will be assumed by the Applicable Entity at the Closing. Upon and following the Closing, any references to the “Committee” or “Administrator” in any of the Plans and the Original Option Agreement(s) shall be deemed to refer to the Compensation Committee of the Board of the Applicable Entity, or if no such committee has been appointed, to the Board. For the avoidance of doubt, each separately identified Rollover Option set forth on Appendix A is, and shall be treated for all purposes under this Rollover Agreement as, a separate Rollover Option, and this Rollover Agreement will be construed accordingly. Unless the context clearly requires otherwise, references hereinafter to the Rollover Option shall refer to each separate Rollover Option to purchase shares of common stock of the Company prior to the Closing Date. Capitalized terms in this Rollover Agreement that are not defined herein shall have the meanings stated in the applicable Plan.

(iii) The New Options shall remain subject to terms of the applicable Plan, a copy of which the Optionee has received. In addition, each Original Option Agreement, as modified by this Rollover Agreement, shall continue in effect and govern the terms of its respective New Option. In the case of any conflict between the provisions hereof and those of the applicable Plan, unless the context clearly requires otherwise, the provisions hereof shall be controlling.

2. NSO Exchange.

(a) Each Rollover NSO shall be exchanged for a Parent Option at Closing, upon the terms and conditions set forth herein, with respect to the number of Investor Interests and at such exercise prices determined as follows: (i) each such Rollover NSO will be converted into a Parent Option for that number of Investor Interests equal to the product of the number of shares of common stock of the Company that were subject to such Rollover NSO immediately prior to the Closing multiplied by the ratio of the “Merger Consideration” (as defined in the Merger Agreement) to the Investor Interest Value (such ratio, the “Parent Option Ratio”), with the result rounded down to the nearest whole number of Investor Interests and (ii) the per Investor Interest exercise price subject to such Parent Option will be equal to the quotient determined by dividing the exercise price per share at which such Rollover NSO was exercisable immediately prior to the Closing by the Parent Option Ratio, with the result rounded up to the nearest whole cent (the “Parent Option Price”). The “Investor Interest Value” shall mean the price per Investor Interest paid by the Permira Funds (as defined below) immediately prior to Closing (which shall be in excess of the Merger Consideration).

(b) As soon as reasonably practicable following the Closing Date, Table II of Appendix A will be completed to set forth the number of Parent Options based on the formula described in Section 2(a) above.

3. ISO Exchange and Terms Applicable to US Holdco Stock.

(a) ISO Exchange.

(i) Each Rollover ISO shall be exchanged for a US Holdco Option at Closing, upon the terms and conditions set forth herein, with respect to the number of shares of US Holdco Stock and at such exercise prices determined as follows: (x) each such Rollover ISO will be converted into a US Holdco Option for that number of whole shares of US Holdco Stock equal to the product of the number of shares of common stock of the Company that were subject to such Rollover ISO immediately prior to the Closing multiplied by the ratio of the “Merger Consideration” to the US Holdco Per Share Value (such ratio, the “US Holdco Option Ratio”), with the result rounded down to the nearest whole number of shares of US Holdco Stock and (y) the per share exercise price for the US Holdco Stock subject to such US Holdco Option will be equal to the quotient determined by dividing the exercise price per share of common stock at which such Rollover ISO was exercisable immediately prior to the Closing by the US Holdco Option Ratio, with the result rounded up to the nearest whole cent (the “US Holdco Option Price” and, together with the Parent Option Price, the “Option Price”). The “US Holdco Per Share Value” shall mean the price per share of US Holdco Stock immediately prior to Closing. The parties shall take such action as the Optionee may reasonably request in order to carry out the intent of the parties that the foregoing conversion complies with Section 424 of the Code.

(ii) As soon as reasonably practicable following the Closing Date, Table II of Appendix A will be completed to set forth the number of Rollover ISOs based on the formula described in Section 3(a)(i) above.

(b) US Holdco Option Exercise. The Optionee agrees to exercise the US Holdco Options within 30 days following the Closing Date in accordance with the provisions of Section 5 (the date of exercise, the “ISO Exercise Date”). Notwithstanding anything to the contrary, no right granted herein that was not prior hereto existing shall apply to any ISO to the extent such right would be deemed a modification of such ISO.

(c) Non-Transferability. The Optionee may not sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any US Holdco Options or US Holdco Stock (except as set forth in Section 3(d)). Any attempted sale, transfer, assignment, exchange, pledge or other disposition of US Holdco Options or US Holdco Stock (other than as set forth in Section 3(d)) will be void.

(d) US Holdco Stock Contribution. Immediately following the first anniversary of the ISO Exercise Date (such date, the “US Holdco Stock Contribution Date”), the Optionee agrees to contribute his shares of US Holdco Stock to Parent in exchange for a number of Investor Interests equal to the product of the number of shares of US Holdco Stock being contributed multiplied by the ratio of the Fair Market Value of one share of US Holdco Stock to the Fair Market Value of one Investor Interest, in each case on the US Holdco Stock Contribution Date (the “US Holdco Ratio”).

(e) Issuance of Additional Investor Interests. If the US Holdco Ratio is greater on the ISO Exercise Date than on the US Holdco Stock Contribution Date (i.e., if the value of US Holdco Stock represents a smaller proportion of the value of Parent on the US Holdco Stock Contribution Date than it did on the ISO Exercise Date), the Optionee shall be issued an additional number of Investor Interests, determined pursuant to the following formula (“Additional Investor Interests”):

(i)	Step 1: Divide the US Holdco Ratio on the ISO Exercise Date by the US Holdco Ratio on the US Holdco Stock Contribution Date.

(ii)	Step 2: Multiply the amount resulting from Step 1 by the aggregate Fair Market Value of the US Holdco Stock held by the Optionee on the US Holdco Stock Contribution Date.

(iii)	Step 3: Subtract (a) the aggregate Fair Market Value of the US Holdco Stock held by the Optionee on the US Holdco Stock Contribution Date from (b) the amount resulting from Step 2.

(iv)	Step 4: Divide the amount resulting from Step 3 by the value of one Investor Interest as of the US Holdco Stock Contribution Date, which result shall be the number of Additional Investor Interests issued to the Optionee pursuant to this Section 3(e).

If the Optionee is issued Additional Investor Interests pursuant to this Section 3(e), the Company shall pay to the Optionee an amount in cash such that after payment by the Optionee of all taxes relating to the issuance of the Additional Investor Interests and the cash payment, the Optionee retains an amount equal to the amount of such taxes imposed as a result of the issuance (the “Gross-Up Payment”). The Gross-Up Payment shall be paid by the Company to the Optionee as soon as practicable but not later than the end of the year following the year in which the applicable taxes are required to be remitted to the relevant taxing authority. For the avoidance of doubt, this Section 3(e) applies regardless of the Optionee’s continued employment with the Company.

4. Vesting. The New Options shall be fully vested at all times following the Closing Date.

5. Method of Exercise.

(a) Notice of Exercise. The New Options shall be exercised when written notice of such exercise in substantially the form attached hereto as Appendix B or Appendix C, as applicable, or such other form as the Committee may require from time to time (the “Exercise

Notice”), signed by the person entitled to exercise the New Options, has been delivered to the Applicable Entity. The Exercise Notice shall state that the Optionee is electing to exercise New Options, shall specify the number of shares of US Holdco Stock or Investor Interests purchasable under the New Options which such person then wishes to purchase (the “Purchased Shares”) and shall be accompanied by the items described in Section 5(b). Delivery of the Exercise Notice shall constitute an irrevocable election to purchase the shares of US Holdco Stock or Investor Interests specified in the Exercise Notice and the date on which the Applicable Entity receives said notice and documentation shall, subject to the provisions of Section 6, be the date as of which the Purchased Shares shall be deemed to have been issued (the “Exercise Date”).

(b) Deliveries. The Exercise Notice shall be accompanied by (i) payment of the full Option Price for the Purchased Shares, in respect of which the New Option is being exercised, such payment to be made by delivery to the Applicable Entity of (A) a certified or bank check payable to the order of the Applicable Entity or (B) cash by wire transfer or other immediately available funds to an account designated by the Applicable Entity; provided, however, that, at the election of the Optionee, payment of the aggregate Option Price may instead be made, in whole or in part, by (x) delivery to the Applicable Entity of a certificate or certificates representing shares of US Holdco Stock or Investor Interests, as applicable, having a Fair Market Value equal to the aggregate Option Price in respect of the Purchased Shares, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Applicable Entity good and valid title to such shares of US Holdco Stock or Investor Interests, as applicable, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares of US Holdco Stock or Investor Interests to be valued at the aggregate Fair Market Value thereof on the Exercise Date), or (y) by a reduction in the number of Purchased Shares to be issued upon such exercise by that number of shares of US Holdco Stock or Investor Interests, as applicable, having a Fair Market Value on the Exercise Date equal to the aggregate Option Price in respect of the Purchased Shares) and (ii) subject to Section 13 hereof, any withholding taxes that may be due as a result of the exercise of the New Option.

(c) Issuance of Shares. Upon receipt of the Exercise Notice, the Applicable Entity shall take such action as may be necessary under applicable law to effect the issuance to the Optionee of the Purchased Shares.

(d) Exercise by Optionee During Optionee’s Lifetime. During the Optionee’s lifetime, the New Options shall be exercisable only by the Optionee or, in the case of Parent Options, a permitted transferee under the Shareholders Agreement. In the event of the Optionee’s death, New Options shall be exercisable by the Optionee’s executor or administrator, or the person or persons to whom the Optionee’s rights under this Rollover Agreement shall pass by will or by the laws of descent and distribution as the case may be, or, in the case of Parent Options, any permitted transferee under the Shareholders Agreement (and the term “Optionee” shall be deemed to include such person or persons). Any such executor or administrator, or other the person or persons shall have all of the rights and the obligations of the Optionee herein.

6. Rights as a Shareholder. The Optionee shall not be deemed for any purpose to be the owner of any Investor Interests issued pursuant to the exercise of a Parent Option, or pursuant to an issuance of Investor Interests pursuant to Section 3 hereof, unless and until (i) the Optionee shall have paid any withholding taxes due and (ii) Parent shall have issued Investor

Interests to the Optionee. The Optionee may not sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any Investor Interests (except pursuant to Section 7 hereof). Any attempted sale, transfer, assignment, exchange, pledge or other disposition of Investor Interests (other than as set forth in Section 7) will be void.

7. Contribution of Investor Interests. The Optionee hereby agrees to, immediately following the receipt of Investor Interests, acquired either in settlement of Parent Options or pursuant to Sections 3(d) and (e) hereof, contribute such Investor Interests to Anvil MIV LLC (the “MIV”) in exchange for an equivalent number of units in the MIV. Such contribution shall be effected pursuant to the terms of a contribution agreement in a form to be provided by the MIV.

8. Adjustments.

(a) In the event that the Board shall determine that the outstanding Investor Interests are affected by any (i) subdivision or consolidation of shares, (ii) recapitalization or other capital adjustment of Parent, or (iii) spin-offs of assets or other extraordinary dividends, merger, consolidation or reorganization of Parent or other rights to purchase Investor Interests or other securities of Parent, or other similar corporate transaction or event, such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the applicable Plan, then the Board shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the applicable Plan, adjust any or all of (x) the number and type of securities subject to the unexercised portion of the Parent Options, and (y) the grant, purchase, or exercise price with respect to any Parent Option or, if deemed appropriate, make provision for a cash payment to the Optionee. Any adjustments made hereunder will be structured in a matter that is intended not to (A) have any disproportionately adverse impact on the Optionee, (B) result in immediate taxation to the Optionee or (C) result in adverse tax consequences under Section 409A or Section 457A.

(b) In addition to the rights set forth in Section 8(a), upon a Change of Control, the Board may, in its sole discretion, take any one or more of the following actions, as to outstanding Parent Options: (i) provide that such Parent Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation or entity (or to the extent the Parent’s shareholders receive capital stock of an affiliate thereof in the transaction, by such affiliate), (ii) upon written notice to the Optionee, provide that all unexercised Parent Options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice and prior to the consummation of such event or transaction (which period shall not be less than fifteen (15) days), or (iii) in the event of a merger or consolidation under the terms of which holders of Investor Interests will receive upon consummation thereof a cash payment for each Investor Interest surrendered in the merger or consolidation (the “Merger Price”), make or provide for a cash payment to the Optionee equal to the difference between (A) the Merger Price times the number of Investor Interests subject to such outstanding Parent Options (to the extent then exercisable at prices not equal to or in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Parent Options, in exchange for the termination of such Parent Options.

9. Termination of Employment. The treatment of the New Options upon the Optionee’s termination of employment with the Company shall be the same as set forth in the Original Option Agreement. Notwithstanding the foregoing, if the Optionee’s employment terminates at a time when Net Settlement (as defined below) would not be permitted, the New Options shall remain outstanding and exercisable (other than upon a termination which would have required forfeiture on the date of termination pursuant to the Original Option Agreement) until the earlier of (i) 90 days following the date on which the Applicable Entity gives the Optionee notice that Net Settlement is permitted or (ii) the expiration of the term of such New Option (without giving effect to any earlier expiration of the Parent Option due to the termination of employment).

10. Certain Definitions.

(a) “Change of Control” means (i) the direct or indirect sale, transfer or conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties and assets of Parent and its subsidiaries (taken as a whole) to any Person (or group of Persons acting in concert); (ii) the consummation of any transaction or related series of transactions (including any merger, share purchase, recapitalization, redemption, issuance of capital stock, consolidation or consolidation) the result of which is that any Person (or group of Persons acting in concert) becomes beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 or any successor provision) of a majority of the economic interest in Parent; or (iii) any event which results in (A) the Permira Funds ceasing to have the ability to elect a majority of the members of the Board or (B) the shareholders of Parent immediately before such transaction or series of related transactions owning (together with their affiliates) securities representing 50% or less of the combined voting power of the outstanding voting securities of the entity surviving or resulting from such transaction or series of related transactions.

(b) “Fair Market Value” shall mean, as of any date: (i) if the Investor Interests or shares of US Holdco Stock, as applicable, are not listed on a nationally recognized stock exchange, the value of such Investor Interests or shares of US Holdco Stock on that date, as determined by the applicable Committee in its good faith discretion, (in respect of (x) Investor Interests, subject to the appraisal rights of the Optionee under the Shareholders Agreement and (y) shares of US Holdco Stock, subject to the Optionee’s right to request valuation by a third party appraiser, the cost of which shall be borne by US Holdco, in which case the determination made by such third party appraiser will govern), or (ii) if the Investor Interests or shares of US Holdco Stock, as applicable, listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Investor Interests or shares of US Holdco Stock as reported on the principal nationally recognized stock exchange on which the Investor Interests or shares of US Holdco Stock traded on such date, or if no unit prices are reported on such date, the closing price of the Investor Interests or shares of US Holdco Stock on the next preceding date on which there were reported Investor Interests or shares of US Holdco Stock prices.

(c) “Investor Interest” shall mean an interest in Parent consisting of one Ordinary Share and one share of each class of Class A Shares (as each such term is defined in the Shareholders Agreement), in each case to the extent that shares of such class remain outstanding.

(d) “Permira Funds” means funds advised by Permira Advisers L.L.C. that are investing in Parent at the Closing.

(e) “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity or organization.

(f) “Shareholders Agreement” means the Shareholders Agreement entered into as of the Closing Date between Parent and certain other parties thereto providing terms applicable to Investor Interests of Parent.

11. Representations and Warranties.

(a) The Optionee hereby represents and warrants as follows:

(i) The Optionee has all requisite power and authority and has taken all action necessary in order to execute, deliver and perform its obligations under this Rollover Agreement. This Rollover Agreement has been duly executed and delivered by the Optionee and this Rollover Agreement constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii) The execution, delivery and performance of this Rollover Agreement by the Optionee do not and will not (i) require the Optionee to obtain any consents, registrations, approvals, permits or authorizations from any domestic or foreign governmental or regulatory authority, agency, commission body, court or other legislative, executive or judiciary government entity or (ii) constitute or result in a breach or violation of, or a default under, or result in the creation of a lien on any of the Optionee’s property pursuant to (A) any bond, debenture, note or other evidence of indebtedness or any indenture or other material agreement to which the Optionee is a party or by which the Optionee is bound or to which any of the Optionee’s property may be subject or (B) any law affecting the Optionee.

(iii) Immediately prior to the Closing, the Optionee will be the record and beneficial owner of the Rollover Options, free and clear or any liens.

(iv) The Optionee has not granted and is not a party to any proxy, voting trust or other agreement which conflicts with any provision of this Rollover Agreement, and the Optionee shall not grant any proxy or become party to any voting trust or other agreement which conflicts with any provision of this Rollover Agreement.

(v) The Optionee is acquiring the New Options for his or her own account, for investment and not with a view to the sale or distribution thereof, nor with any present intention of distributing or selling the same. The Optionee acknowledges that (i) the New Options have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Purchased Shares will not be registered under the Securities Act, and, consequently, the materials relating to the offer have not been subject to review and comment by the staff of the Securities and Exchange Commission or any other governmental authority,

(ii) there is not now and there may never be any public market for the New Options or the Purchased Shares acquired pursuant to exercise of a New Option and (iii) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any New Options or Purchased Shares acquired pursuant to exercise of New Options.

(vi) The Optionee is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(vii) The Optionee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the New Options and has had full access to such other information concerning the Applicable Entity and its subsidiaries as it has requested. The Optionee’s knowledge and experience in financial and business matters is such that it is capable of evaluating the merits and risk of the investment in the New Options. The Optionee has carefully reviewed the terms and provisions of this Rollover Agreement and has evaluated the restrictions and obligations contained herein and therein. In furtherance of the foregoing, the Optionee represents and warrants that (i) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of Parent, US Holdco, Merger Sub or any of their subsidiaries or as to the desirability or value of an investment in the Applicable Entity has been made to the Optionee by or on behalf of Parent, US Holdco, Merger Sub or any of their subsidiaries, (ii) the Optionee has relied upon its own independent appraisal and investigation, and the advice of its own counsel, tax advisors and other advisors, regarding the risks of an investment in Parent and US Holdco and (iii) the Optionee will continue to bear sole responsibility for making its own independent evaluation and monitoring of the risks of its investment in the Applicable Entity.

(viii) The Optionee’s financial situation is such that the Optionee can afford to bear the economic risk of holding the New Options and, if acquired following exercise of the New Options, the Purchased Shares for an indefinite period and the Optionee can afford to suffer the complete loss of its investment in the New Options.

(ix) The Optionee is not subscribing for the New Options as a result of or subsequent to any advertisement, article, notice or other communication published in any newspapers, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person or entity not previously known to Optionee in connection with investments in securities generally.

12. Covenants.

(a) The Optionee shall not directly or indirectly exercise, sell, transfer, pledge, assign, hypothecate, gift, place in trust or otherwise dispose of any Rollover Options (or any interest therein, including by entering into any agreement, understanding or arrangement, whether or not in writing, to effect any of the foregoing) between the date hereof and the Closing or, if earlier, until termination of this Rollover Agreement in accordance with its terms.

(b) The Optionee shall not enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with the Optionee’s representations, warranties, covenants and obligations under this Rollover

Agreement, or take any action that would reasonably be expected to restrict or otherwise affect the Optionee’s power, authority and right to comply with and perform his covenants and obligations under this Rollover Agreement.

13. Withholding. Except as set forth below, whenever Investor Interests are to be issued upon exercise of a Parent Option, Parent shall have the right to require the Optionee to remit to Parent cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Investor Interests and the delivery of any certificate or certificates for such Investor Interests. Notwithstanding the foregoing, if a Parent Option is exercised at a time when the ratio of debt of Parent and its subsidiaries to trailing 12-month EBITDA is less than 4.5:1, the Optionee may satisfy such tax withholding obligation by surrendering to Parent at the time of exercise Investor Interests (including Purchased Shares), having a Fair Market Value on the date of exercise equal to the withholding tax obligations (“Net Settlement”). The Optionee agrees to indemnify Parent against any national, federal, state and local withholding taxes for which Parent may be liable in connection with the Optionee’s acquisition, ownership or disposition of any Investor Interests.

14. Counterparts. This Agreement may be executed by .pdf or facsimile signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

15. Amendments and Waivers. This Agreement may not be modified or amended, and no provision of this Rollover Agreement may be waived, except by a written instrument signed by Parent, US Holdco, the Company and the Optionee. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach of the same or similar nature.

16. Specific Performance. The Optionee acknowledges and agrees that a breach of this Rollover Agreement by the Optionee would cause irreparable damage to the Applicable Entity and that the Applicable Entity would not have an adequate remedy at law. Accordingly, the obligations of the Optionee under this Rollover Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith.

17. Third Party Beneficiary. The Company shall be, and is intended to be, a third party beneficiary of the rights of each Applicable Entity under this Rollover Agreement. The Company shall be entitled to an injunction, specific performance and other equitable remedies to enforce this Rollover Agreement. Subject to the terms and conditions of this Rollover Agreement, the Company shall have the right to enforce this Rollover Agreement directly against the Optionee irrespective of whether either Applicable Entity pursues such injunction, specific performance or other equitable remedies.

18. Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each of the parties hereto. For the avoidance of doubt, this Rollover Agreement shall be binding upon the representatives, heirs and estate of the Optionee in the event of the death or incapacity of the Optionee. Any assignment by a party hereto requires consent of the other parties hereto, except that each Applicable Entity may assign its rights and obligations hereunder to an Affiliate; provided that no such assignment shall relieve either Applicable Entity of its obligations hereunder.

19. Termination. This Rollover Agreement shall terminate (a) upon mutual written consent of Parent, US Holdco, the Company and the Optionee, (b) automatically without any further action of the parties hereto if, at any time prior to the Closing, the Merger Agreement shall have been terminated in accordance with its terms or (c) upon the termination of the Optionee’s employment by the Company without Cause (as defined in any applicable employment agreement between the Optionee and the Company, US Holdco or Parent) or by the Optionee for Good Reason (as defined in any applicable employment agreement between the Optionee and the Company, US Holdco or Parent) prior to the Closing. Upon any such termination, the rights and obligations of the parties shall terminate and there shall be no liability on the part of either Applicable Entity, or the Optionee under this Rollover Agreement; provided, that no such termination of this Rollover Agreement shall relieve any party from liability for any willful breach of this Rollover Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Rollover Agreement as of the date(s) set forth below.

GLOBAL GENERATIONS INTERNATIONAL INC.

By:	/s/ Brian Ruder
Name:	Brian Ruder
Title:	President, Chief Executive Officer, and Secretary

[Signature Page to Option Rollover Agreement - Sullivan]

ANCELUX TOPCO S.C.A.

By:	/s/ Séverine Michel
Name:	acting by Ancelnx S.à.r.l., its Manager
Title:	represented by Séverine Michel, Manager

[Signature Page to Option Rollover Agreement - Sullivan]

/s/ Timothy Sullivan
Timothy Sullivan

Date

[Signature Page to Option Rollover Agreement - Sullivan]

CONSENT OF SPOUSE

The undersigned spouse of the Optionee has read and hereby approves the terms and conditions of this Rollover Agreement. In consideration of the Company’s granting his or her spouse the right to purchase shares of US Holdco Stock and/or Investor Interests as set forth in this Rollover Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plans and this Rollover Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plans or this Rollover Agreement.

/s/ Jane Sullivan
Spouse of the Optionee
☐	Not applicable.

[Spousal Consent to Option Rollover Agreement - Sullivan]

APPENDIX A

Name of Optionee: Timothy Sullivan

I. Rollover Options

Date of Grant	Type of Grant	Applicable Plan	Option Shares	Option Price
11/15/2005	NSO	2004 Plan	1,361,840	$4.60
3/27/2008	ISO	2008 Plan	7,804	$5.40

II. New Options

Date of Grant	Type of Grant	Applicable Plan	Shares/Investor Interests Subject to New Option	Option Price	Applicable Entity
11/15/2005	NSO	2004 Plan	281,172	$22.28	Parent
3/27/2008	ISO	2008 Plan	95	$442.51	US Holdco

[Appendix A to Option Rollover Agreement]

APPENDIX B

GLOBAL GENERATIONS INTERNATIONAL, INC.

NOTICE OF OPTION EXERCISE

Subject to the terms and conditions hereof, the undersigned (the “Purchaser”) hereby elects to exercise his or her option to purchase                  shares of common stock (the “Shares”) of Global Generations International, Inc., a Delaware corporation (the “Company”), under the:

MyFamily.com Inc. 2004 Executive Stock Plan,

Generations Holdings Inc. 2008 Stock Purchase and Option Plan

Ancestry.com Inc. 2009 Stock Incentive Plan

(circle one of the above) (the “Plan”) and the Rollover Stock Option Agreement dated as of December 28, 2012 (the “Rollover Option Agreement”).

The purchase price for the Shares shall be $         per Share for a total purchase price of $         (subject to applicable withholding taxes). The Purchaser tenders herewith payment of the full exercise price in the form of cash, by check or by wire transfer or, if permitted under the Rollover Option Agreement, (i) by delivery to the Company of certificate no(s).                 , representing              Shares, having a Fair Market Value of $         , together with a duly executed stock power or (ii) by reducing the number of Shares to be issued to him hereby by that number of Shares having an aggregate Fair Market Value on the date hereof equal to the aggregate purchase price of the Shares. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

In connection with the purchase of Shares, Purchaser represents and covenants the following:

1. Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Shares. The Purchaser is relying on his or her own business judgment and knowledge and the advice of his or her own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company, in making the decision to purchase the Shares. The Purchaser, either alone or with his or her advisors, has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of the purchase of the Shares and has the capacity to protect his or her own interests in connection with such purchase. In furtherance of the foregoing, the Purchaser represents and warrants that (i) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of the Company Group or as to the desirability or value of an investment in the Company has been made to the Purchaser by or on behalf of the Company Group, and (ii) the Purchaser will continue to bear sole responsibility for making his or her own independent evaluation and monitoring of the risks of his or her investment in the Company.

2. Investment Intent. The Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable provision of state securities laws. The Purchaser does not have any present intention to transfer the Shares to any person or entity.

3. Securities Laws; Transfer Restrictions. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser acknowledges and understands that the Shares must be held indefinitely unless (i) they are subsequently registered under the Securities Act or any applicable provision of state securities laws or (ii) an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. In addition, the Purchaser acknowledges and understands that there are substantial restrictions on the transferability of the Shares under the Rollover Option Agreement. The Purchaser understands that the certificate or certificates evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares except in compliance with the Securities Act or applicable state securities laws and except in accordance with the provisions of the Rollover Option Agreement, and that the Company will retain physical possession of the Shares.

4. Contributions. The Purchaser acknowledges and affirms the obligations set forth in Sections 3(d) and (e) and Section 7 of the Rollover Option Agreement.

5. Tax. The Purchaser understands that he or she may suffer adverse tax consequences as a result of his or her purchase or disposition of the Shares. The Purchaser represents that he or she has consulted any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and that he or she is not relying on the Company for any tax advice. Purchaser understands that, prior to the issuance of any Shares, Purchaser will have to make satisfactory arrangements with the Company to satisfy any withholding requirements applicable to the exercise of the option.

6. Speculative Investment. The Purchaser understands that an investment in the Shares is a speculative investment which involves a high degree of risk of loss of the Purchaser’s investment therein. The Purchaser is able to bear the economic risk of such investment for an indefinite period of time, including the risk of a complete loss of the Purchaser’s investment in such securities.

7. Underwriter Lock-Up. The Purchaser agrees (i) to the extent requested in writing by a managing underwriter, if any, of any underwritten public offering pursuant to a registration or offering of equity securities of the Company not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, the Shares, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed one hundred eighty (180) days or such shorter period as the Company or any executive officer or director of the Company shall agree to and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell the Shares or any other equity securities of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed one hundred eighty (180) days or such shorter period as the Company or any executive officer or director of the Company shall agree to.

Please issue a certificate or certificates for such Shares in the name of:

Name:

Address:

Social Security or Tax I.D. Number:

Signature

Dated             , 20

APPENDIX C

ANCELUX TOPCO S.C.A.

NOTICE OF OPTION EXERCISE

Subject to the terms and conditions hereof, the undersigned (the “Purchaser”) hereby elects to exercise his or her option to purchase                  investor interests (the “Investor Interests”) of Ancelux Topco S.C.A., a société en commandite par actions, organized and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), under the:

MyFamily.com Inc. 2004 Executive Stock Plan,

Generations Holdings Inc. 2008 Stock Purchase and Option Plan

Ancestry.com Inc. 2009 Stock Incentive Plan

(circle one of the above) (the “Plan”) and the Rollover Stock Option Agreement dated as of December 28, 2012 (the “Rollover Option Agreement”).

The purchase price for the Investor Interests shall be $         per Investor Interest for a total purchase price of $         (subject to applicable withholding taxes). The Purchaser tenders herewith payment of the full exercise price in the form of cash, by check or by wire transfer or, if permitted under the Rollover Option Agreement, (i) by delivery to the Company of certificate no(s).                 , representing                  Investor Interests, having a Fair Market Value of $         , together with a duly executed stock power or (ii) by reducing the number of Investor Interests to be issued to him hereby by that number of Investor Interests having an aggregate Fair Market Value on the date hereof equal to the aggregate purchase price of the Investor Interests. The term “Investor Interests” refers to the purchased Investor Interests and all securities received in replacement of the Investor Interests or as stock dividends or splits, all securities received in replacement of the Investor Interests in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Investor Interests.

In connection with the purchase of Investor Interests, Purchaser represents and covenants the following:

1. Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Investor Interests. The Purchaser is relying on his or her own business judgment and knowledge and the advice of his or her own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company, in making the decision to purchase the Investor Interests. The Purchaser, either alone or with his or her advisors, has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of the purchase of the Investor Interests and has the capacity to protect his or her own interests in connection with such purchase. In furtherance of the foregoing, the Purchaser represents and warrants that (i) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of the Company Group or as to the desirability or value of an investment in the Company has been made to the Purchaser by or on behalf of the Company Group, and (ii) the Purchaser will continue to bear sole responsibility for making his or her own independent evaluation and monitoring of the risks of his or her investment in the Company.

2. Investment Intent. The Purchaser is purchasing the Investor Interests for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable provision of state securities laws. The Purchaser does not have any present intention to transfer the Investor Interests to any person or entity.

3. Securities Laws; Transfer Restrictions. The Purchaser understands that the Investor Interests have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser acknowledges and understands that the Investor Interests must be held indefinitely unless (i) they are subsequently registered under the Securities Act or any applicable provision of state securities laws or (ii) an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Investor Interests. In addition, the Purchaser acknowledges and understands that there are substantial restrictions on the transferability of the Investor Interests under the Shareholders Agreement, dated as of December 28, 2012 (the “Shareholders Agreement”), which the Purchaser will become a party to as a condition to the purchase of the Investor Interests. The Purchaser understands that the certificate or certificates evidencing the Investor Interests will be imprinted with a legend which prohibits the transfer of the Investor Interests except in compliance with the Securities Act or applicable state securities laws and except in accordance with the provisions of the Shareholders Agreement, and that the Company will retain physical possession of the Investor Interests as provided in the Shareholders Agreement.

4. Contributions. The Purchaser acknowledges and affirms the obligations set forth in Section 7 of the Rollover Option Agreement.

5. Tax. The Purchaser understands that he or she may suffer adverse tax consequences as a result of his or her purchase or disposition of the Investor Interests. The Purchaser represents that he or she has consulted any tax consultants he or she deems advisable in connection with the purchase or disposition of the Investor Interests and that he or she is not relying on the Company for any tax advice. Purchaser understands that, prior to the issuance of any Investor Interests, Purchaser will have to make satisfactory arrangements with the Company to satisfy any withholding requirements applicable to the exercise of the option.

6. Speculative Investment. The Purchaser understands that an investment in the Investor Interests is a speculative investment which involves a high degree of risk of loss of the Purchaser’s investment therein. The Purchaser is able to bear the economic risk of such investment for an indefinite period of time, including the risk of a complete loss of the Purchaser’s investment in such securities.

7. Underwriter Lock-Up. The Purchaser agrees (i) to the extent requested in writing by a managing underwriter, if any, of any underwritten public offering pursuant to a registration or offering of equity securities of the Company not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, the Investor Interests, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed one hundred eighty (180) days or such shorter period as the Company or any executive officer or director of the Company shall agree to and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell the Investor Interests or any other equity securities of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed one hundred eighty (180) days or such shorter period as the Company or any executive officer or director of the Company shall agree to.

Please issue a certificate or certificates for such Investor Interests in the name of:

Name:

Address:

Social Security or Tax I.D. Number:

Signature

Dated             , 20

EMPLOYEE FORM

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of March 27, 2008, between Generations Holding, Inc., a Delaware corporation (the “Company”), and Tim Sullivan (“Employee”).

The Company and Employee desire to enter into this Agreement whereby the Company will grant Employee the options specified herein to acquire certain shares of the Company’s Common Stock. Defined terms used in this Agreement without definition will have the meanings ascribed thereto in the Company’s 2008 Stock Purchase and Option Plan (the “Plan”), a copy of which is attached hereto as Exhibit A. In the event a provision of this Agreement is inconsistent or conflicts with the provisions of the Plan, the provisions of the Plan will govern and prevail.

The parties hereto agree as follows:

1. Plan Acknowledgment. Each of the undersigned agree that this Agreement has been executed and delivered, and the stock options have been granted hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Employee and, except as otherwise specified herein, pursuant to each of the terms and conditions of the Plan.

2. Option.

(a) Option Grant. The Company hereby grants to Employee, pursuant to the Plan, an option (the “Option”) to purchase up to 750,000 shares of Common Stock, at an exercise price per share of $2.70 (the “Option Price”). The Option Price and the number of Option Shares issuable upon exercise of the Option will be equitably adjusted for any share split, share dividend, reclassification or recapitalization of the Common Stock which occurs subsequent to the date of this Agreement. The Option will expire on the close of business on the tenth anniversary of the date of this Agreement, subject to earlier expiration in connection with the termination of Employee’s employment with the Company or any of its Subsidiaries, as provided in Section 2(c) below. The Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(b) Exercisability. On each date set forth below, the Option described in Section 2(a) above will have vested and become exercisable with respect to the cumulative percentage of Option Shares set forth opposite such date if Employee is, and has continuously been, employed by the Company or any of its Subsidiaries from the date of this Agreement through such date. For purpose of this Agreement, “Vesting Commencement Date” means January 1, 2008.

Date	Cumulative Percentage of Option Shares Vested
First Anniversary of Vesting Commencement Date	25%
Second Anniversary of Vesting Commencement Date	50%
Third Anniversary of Vesting Commencement Date	75%
Fourth Anniversary of Vesting Commencement Date	100%

; provided that if Employee’s Employment Termination Date occurs at any time after the first anniversary of the Vesting Commencement Date and prior to the fourth anniversary of the Vesting Commencement Date, the cumulative percentage of Option Shares to become vested shall be determined on a pro rata basis according to the number of calendar months elapsed since the prior annual vesting date.

(c) Early Expiration of Option. Notwithstanding any provision herein to the contrary, any portion of the Option granted hereunder that has not vested and become exercisable prior to the Employment Termination Date will expire on the Employment Termination Date and may not be exercised under any circumstance. Any portion of the Option granted hereunder which has vested and become exercisable prior to the Employment Termination Date will expire on the earlier to occur of (i) ninety (90) days after the Employment Termination Date and (ii) the close of business on the tenth anniversary of the date of this Agreement.

(d) Procedure for Exercise. At any time after all or any portion of the Options granted hereunder have become exercisable with respect to any Option Shares and prior to the close of business on the tenth anniversary of the date of this Agreement, Employee may exercise all or any portion of the Option granted hereunder with respect to Option Shares vested pursuant to Section 2(b) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Employee has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Employee regarding the Company and its Subsidiaries, (ii) payment in full by delivery of a cashier’s, personal or certified check or wire transfer of immediately available funds to the Company in the amount equal to the number of Option Shares to be acquired multiplied by the option exercise price, (iii) an executed consent from Employee’s spouse (if any) in the form of Exhibit 1 attached to the Plan and (iv) executed joinders to that certain Stockholders Agreement, dated as of December 5, 2007, by and among the Company and its stockholders and that certain Registration Rights Agreement, dated as of December 5, 2007, by and among the Company and its stockholders. As a condition to any exercise of the Option, Employee will permit the Company to deliver to him or her all financial and other information regarding the Company and its Subsidiaries which it believes is necessary to enable Employee to make an informed investment decision. If, at any time subsequent to the date Employee exercises any portion of the Option granted hereunder and prior to the occurrence of a Termination Event, Employee becomes legally married (whether in the first instance or to a different spouse), Employee shall cause Employee’s spouse to execute and deliver to the Company a consent in the form of Exhibit 1 attached to the Plan. Employee’s failure to deliver the Company an executed consent in the form of Exhibit 1 to the Plan at any time when Employee would otherwise be required to deliver such consent shall constitute Employee’s continuing representation and warranty that Employee is not legally married as of such date.

(e) Securities Laws Restrictions. Employee represents that when Employee exercises any portion of the Option he or she will be purchasing the Option Shares represented thereby for Employee’s own account and not on behalf of others. Employee understands and acknowledges that federal, state and foreign securities laws govern and restrict Employee’s right to offer, sell or otherwise dispose of any Option Shares unless Employee’s offer, sale or other disposition thereof is registered under the Securities Act and federal, state and foreign securities laws or, in the opinion of the Company’s counsel, such offer, sale or other disposition is exempt from registration thereunder. Employee agrees that he or she will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement (or similar filing under applicable securities law) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other applicable securities law. Employee further understands that the certificates for any Option Shares which Employee purchases will bear the legend set forth in the Plan or such other legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

(f) Limited Transferability of the Option. The Option granted hereunder is personal to Employee and is not transferable by Employee except pursuant to the laws of descent or distribution and pursuant to the Plan. Only Employee or his or her legal guardian or representative may exercise the Option granted hereunder.

(g) Section 83(b) Election. Within thirty (30) days after Employee has exercised any portion of the Option, in the event Employee is subject to United States federal income tax, Employee may make an effective election with the Internal Revenue Service under Section 83(b) of the Code relative to the Option Shares received by Employee pursuant to the exercise of such portion of the Option.

3. Employee’s Representations. Employee hereby represents and warrants to the Company as follows:

(a) the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which he or she is bound;

(b) except as disclosed to the Company in writing, Employee is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity (other than the Company or any of its Affiliates);

(c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms; and

(d) Employee has consulted with (or has had an opportunity to consult with) independent legal counsel regarding his or her rights and obligations under this Agreement (including, without limitation, the Plan) and that he or she fully understands the terms and conditions contained herein and therein,

4. Notices. Any notices required or permitted under this Agreement or the Plan will be delivered in accordance with the requirements of the Plan.

5. Third Party Beneficiaries; Successors and Assigns. The parties hereto acknowledge and agree that the Investors are third party beneficiaries of this Agreement and the Plan. Except as otherwise provided herein, this Agreement and the Plan shall bind and inure to the benefit of and be enforceable by Employee, the Company, the Investors and their respective heirs, successors and assigns (including subsequent holders of Employee Shares); provided that the rights and obligations of Employee under this Agreement and the Plan shall not be assignable except in connection with a permitted transfer of Employee Shares in accordance with the Plan.

6. Complete Agreement. This Agreement and the Plan and the other documents referred to herein and therein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

7. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

8. Counterparts. This Agreement may be executed in separate counterparts, each of which may be delivered via facsimile and is deemed to be an original, and all of which taken together constitute one and the same agreement.

9. Governing Law. This Agreement will be subject to the Governing Law provisions of the Plan as if fully set forth in this Agreement.

10. Remedies. Each of the parties to this Agreement will be entitled to any of the remedies specified in the Plan.

11. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Board and Employee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

12. Tax Treatment. Neither party makes any representations or warranties to the other party with respect to the tax treatment of the transactions contemplated hereby.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERATIONS HOLDING, INC.

By:	/s/ Vic Parker
Vic Parker
Chairman

EMPLOYEE:

/s/ Tim Sullivan
Tim Sullivan

Generations Holding, Inc.

Signature Page to Stock Option Agreement re «First_Name» «Last_Name»

EXHIBIT A

2008 Stock Purchase and Option Plan

MYFAMILY.COM, INC.

2004 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2004 Stock Plan shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Tim Sullivan

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant	November 15, 2005

Vesting Commencement Date	September 19, 2005

Exercise Price per Share	$2.30

Total Number of Shares Granted	4,000,000

Total Exercise Price	$9,200,000.00

Type of Option:	X Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:	November 15, 2015

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, in each case subject to Optionee continuing to be a Service Provider through each such date.

Termination Period:

This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider. Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.	AGREEMENT

1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check;

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Obligations.

(a) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and folly understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	MYFAMILY.COM, INC.

/s/ Tim Sullivan	/s/ David Rinn
Signature	By David Rinn CFO

Tim Sullivan